NEW YORK KEYPORT LATITUDE
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT BENEFIT LIFE INSURANCE COMPANY
SUPPLEMENT DATED NOVEMBER 7, 2002
TO
PROSPECTUS DATED MAY 1, 2002

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This supplement contains information about the Colonial High Yield Securities Fund, Variable Series.

The Board of Trustees of the Liberty Variable Investment Trust has approved a proposal to reorganize the Colonial High Yield Securities Fund, Variable Series ("Fund") into the Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposed reorganization, and all other conditions are satisfied or waived, all of the assets of the Fund will be transferred to the Acquiring Fund and shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of the Fund at a special meeting of shareholders to be held on or about February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place by the end of April 2003. Shareholders of the Fund will be mailed information detailing the proposal for the Fund in early January 2003.

Funds	Acquiring Funds
Colonial High Yield Securities Fund, Variable Series	Columbia High Yield Fund, Variable Series*

* This will be a new fund available in the Liberty Variable Investment Trust.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
One Sun Life Executive Park
Boston, Massachusetts 02110

NYL.SUP(1)	11/02